Exhibit 99.1

FIRST QUARTER 2016

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the capital position or financial results of FHN. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios; and pre-provision net revenue (“PPNR”), calculated by adding the provision/(provision credit) for loan losses to income before income taxes.

The non-GAAP measures presented in this financial supplement are return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), and tangible book value per common share.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

3

FHN PERFORMANCE HIGHLIGHTS

First Quarter 2016 Notable Item

	Segment	Item	Income Statement	Amount	Comments

•	Regional Bank	Branch impairment expense	Noninterest expense: Other	$3.7 million	Pre-tax write-down of the book value of certain branches being exited in the future

First Quarter 2016 vs. Fourth Quarter 2015

Consolidated

•	Net income available to common shareholders was $47.8 million, or $.20 per diluted share in first quarter, compared to $47.0 million, or $.20 per diluted share in fourth quarter
•	Net Interest Income (“NII”) increased to $172.1 million in first quarter from $166.7 million in fourth quarter; Net Interest Margin (“NIM”) increased to 2.88 percent in first quarter from 2.82 percent in prior quarter
•	NII was favorably impacted by the December Fed rate increase, loan growth within the regional bank, and a decline in long-term funding costs associated with lower rates and the pre-funding in October of $500 million of senior notes due in December 2015
•	Lower trading securities inventory balances, fewer days in first quarter relative to the prior quarter, a decline in the dividend rate of FHN’s holdings of Federal Reserve Stock, and the continuing wind down of the non-strategic loan portfolios negatively impacted NII in first quarter
•	The increase in NIM was largely the result of the Fed rate increase and the favorable impact of a decline in long-term funding costs
•	Noninterest income (including securities gains) increased to $134.3 million in first quarter from $132.2 million in prior quarter
•	The increase was primarily driven by increased Fixed income revenue partially offset by a seasonal decline in deposit fee income
•	Noninterest expense decreased to $226.9 million in first quarter from $243.7 million in fourth quarter
•	The decrease was primarily the result of a decline in litigation accruals relative to fourth quarter
•	Period-end loans were $17.6 billion and $17.7 billion in first quarter and fourth quarter, respectively; average loans increased 2 percent to $17.3 billion in first quarter
•	Period-end core deposits were $19.8 billion and $19.5 billion in first and fourth quarter, respectively; average core deposits increased 2 percent linked quarter to $19.4 billion in first quarter

Regional Banking

•	Pre-tax income was $71.5 million in first quarter compared to $78.8 million in fourth quarter; pre-provision net revenue was $86.2 million and $84.7 million in first and fourth quarters, respectively
•	Average loans increased 3 percent to $15.2 billion in first quarter primarily driven by increases in the commercial loan portfolios; Period-end loans were flat in first quarter at $15.6 billion
•	Average core deposits increased to $17.6 billion in first quarter from $17.4 billion in fourth quarter; period-end core deposits increased 2 percent to $18.0 billion in first quarter
•	Increase in average and period-end core deposits was largely driven by a seasonal increase in public funds
•	NII increased to $172.3 million in first quarter from $169.6 million in fourth quarter; NIM decreased 1 basis point to 4.60 percent in first quarter
•	The increase in NII was the result of higher average balances of commercial loans coupled with higher earnings credit as a result of an increase in average deposits. The increase in short-term market rates, combined with slower deposit repricing, were also favorable to NII, but were partially offset by the effect of fewer days in the quarter relative to the prior quarter
•	Provision expense was $14.8 million in first quarter compared to $5.9 million in the prior quarter
•	First quarter provision was primarily driven by the deterioration of a few credits combined with moderation of commercial upgrades
•	Noninterest income was $59.3 million in first quarter compared to $62.6 million in fourth quarter
•	Decrease primarily driven by lower deposit fee income relative to the prior quarter primarily due to seasonality in non-sufficient funds (“NSF”) fee structure
•	Noninterest expense decreased to $145.4 million in first quarter from $147.6 million in fourth quarter
•	The expense decline was driven by a number of factors including lower pension and advertising expenses relative to the prior quarter, as well as several small adjustments that negatively impacted fourth quarter expenses, somewhat offset by a $3.1 million increase in impairment expense associated with future branch closures

Fixed Income

•	Pre-tax income was $11.1 million in first quarter compared to $11.3 million in fourth quarter
•	Fixed income product revenue was $57.6 million in first quarter up from $52.7 million in prior quarter
•	Fixed income product average daily revenue (“ADR”) increased to $944 thousand in first quarter from $850 thousand in fourth quarter
•	Noninterest expense increased to $58.7 million in first quarter from $54.6 million in the prior quarter
•	The increase was primarily due to an increase in variable compensation costs and the seasonal first quarter FICA reset

Corporate

•	Pre-tax loss was $22.1 million in first quarter compared to pre-tax loss of $31.4 million in prior quarter
•	NII was negative $14.4 million and negative $19.2 million in first and fourth quarter, respectively
•	Estimated effective duration of the securities portfolio was 3.0 years in first quarter compared to 3.8 years in fourth quarter
•	Estimated modified duration of the securities portfolio was 4.2 years in first quarter compared to 4.5 years in fourth quarter
•	Noninterest income (including securities gains) was $5.7 million in first quarter compared to $5.5 million in fourth quarter
•	Noninterest expense was $13.5 million in first quarter compared to $17.7 million in fourth quarter
•	The expense decline was largely attributable to a $2.8 million impairment of a tax credit investment recognized in fourth quarter and a $2.4 million decline in acquisition costs related to TrustAtlantic, partially offset by an increase in expenses associated with community reinvestment initiatives
4

FHN PERFORMANCE HIGHLIGHTS (continued)

First Quarter 2016 vs. Fourth Quarter 2015 (continued)

Non-Strategic

•	Pre-tax income was $16.0 million in first quarter compared to pre-tax loss of $4.5 million in fourth quarter
•	NII was $11.5 million in first quarter compared to $12.4 million in prior quarter
•	The non-strategic segment had a provision credit of $11.8 million in first quarter compared to a provision credit of $4.9 million in fourth quarter
•	The provision continues to reflect improved performance combined with declining balances within the legacy portfolio
•	Noninterest expense decreased to $9.4 million in first quarter from $23.9 million in prior quarter primarily driven by a $14.7 million net decrease in litigation accruals related to legal matters recognized in fourth quarter

Asset Quality

•	Allowance for loan losses declined to $204.0 million in first quarter from $210.2 million in fourth quarter; the allowance to loans ratio was 116 basis points in first quarter compared to 119 basis points in fourth quarter
•	Reserves for the consumer portfolio declined by $13.9 million which more than offset an increase in commercial reserves
•	Net charge-offs (“NCOs”) were $9.2 million in first quarter compared to $1.6 million in fourth quarter; annualized net charge-offs increased to 21 basis points of average loans in first quarter from 4 basis points in prior quarter
•	The regional bank had net charge-offs of $9.3 million in first quarter compared to net recoveries of $2.8 million in fourth quarter
•	4Q15 included a single recovery within C&I of $6.4 million and 1Q16 included $5.7 million of net charge-offs, largely driven by one energy-related credit
•	Non-strategic had a small net recovery in first quarter compared to $4.4 million of net charge-offs in fourth quarter. Fourth quarter net charge-offs were driven by a loss on the disposition of a TRUP loan
•	Nonperforming loans (“NPLs”), excluding loans held-for-sale, increased to $193.6 million in the first quarter from $179.1 million in the fourth quarter; a majority of the increase is within regional bank C&I and is driven by a couple of credits
•	Nonperforming assets (“NPAs”), excluding loans held-for-sale, were $211.0 million compared to $204.1 million; the rise was due to an increase in nonperforming loans partially offset by declines in foreclosed assets
•	30+ delinquencies as a percentage of total loans was 54 basis points in first quarter compared to 42 basis points in fourth quarter
•	The linked-quarter increase was primarily driven by regional bank C&I but over half are expected to be favorably resolved in early second quarter
•	Troubled debt restructurings (“TDRs”) decreased to $365.4 million in first quarter from $367.7 million in prior quarter

Taxes

•	The effective tax rates (“ETR”) for first and fourth quarters were 31.71 percent and 5.01 percent, respectively. The first and fourth quarter rates were favorably affected by $0.2 million and $3.1 million in discrete items, respectively. The increase in the effective tax rate from fourth quarter was primarily related to higher projected pre-tax income in 2016 relative to the prior year
•	The rates reflect the favorable effect from permanent benefits. Permanent benefits primarily consist of tax credit investments, life insurance, tax-exempt interest, and the utilization of the capital loss carryover

Capital and Liquidity

•	Declared $.07 per common share quarterly dividend in first quarter resulting in an aggregate of $16.2 million which was paid on April 1, 2016, an increase of 17 percent over the $.06 per common share declared in fourth quarter
•	Declared aggregate preferred quarterly dividend of $1.6 million in first quarter which was paid on April 11, 2016
•	Repurchased shares costing $75.0 million in first quarter; $58.2 million remaining authorization under the current share repurchase program at March 31, 2016
•	Cumulative shares repurchased since October 2011 are $404.6 million with a volume weighted average price of $10.21 per share (before $.02 per share broker commission)
•	Capital ratios (regulatory capital ratios calculated under the Basel III risk-based capital rules as phased-in; current quarter is an estimate)
•	Tangible common equity to tangible assets of 7.61 percent in first quarter compared to 7.82 percent in prior quarter
•	Common Equity Tier 1 of 10.35 percent in first quarter compared to 10.45 percent in prior quarter
•	Tier 1 of 11.58 percent in first quarter compared to 11.79 percent in prior quarter
•	Total Capital of 12.75 percent in first quarter compared to 13.01 percent in prior quarter
•	Leverage of 9.40 percent in first quarter compared to 9.85 percent in prior quarter
5

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						1Q16 Changes vs.
(Dollars in thousands, except per share data)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Interest income	$193,664	$187,620	$183,687	$187,030	$178,068	3%	9%
Less: interest expense	21,590	20,968	20,125	20,390	21,202	3%	2%
Net interest income	172,074	166,652	163,562	166,640	156,866	3%	10%
Provision for loan losses	3,000	1,000	1,000	2,000	5,000	NM	(40)%
Net interest income after provision for loan losses	169,074	165,652	162,562	164,640	151,866	2%	11%
Noninterest income:
Fixed income	66,977	61,673	51,804	56,241	61,619	9%	9%
Deposit transactions and cash management	26,837	28,951	28,911	28,430	26,551	(7)%	1%
Brokerage, management fees and commissions	10,415	11,021	11,620	12,456	11,399	(5)%	(9)%
Trust services and investment management	6,565	6,873	6,590	7,416	6,698	(4)%	(2)%
Bankcard income	5,259	5,607	5,561	5,884	5,186	(6)%	1%
Bank-owned life insurance	3,389	3,738	4,135	3,391	3,462	(9)%	(2)%
Other service charges	2,713	2,751	2,968	3,043	2,848	(1)%	(5)%
Insurance commissions	487	769	608	654	596	(37)%	(18)%
Securities gains/(losses), net	1,574	1,439	(345)	8	276	9%	NM
Other (a)	10,089	9,410	13,251	12,778	11,054	7%	(9)%
Total noninterest income	134,305	132,232	125,103	130,301	129,689	2%	4%
Adjusted gross income after provision for loan losses	303,379	297,884	287,665	294,941	281,555	2%	8%
Noninterest expense:
Employee compensation, incentives, and benefits (b)	137,151	136,000	116,219	127,970	131,444	1%	4%
Legal fees	4,879	4,601	3,626	4,509	3,551	6%	37%
Professional fees	5,199	4,859	5,139	5,218	3,706	7%	40%
Occupancy	12,604	13,853	13,282	11,764	12,218	(9)%	3%
Computer software	11,587	11,432	11,010	11,340	10,942	1%	6%
Contract employment and outsourcing	2,425	3,159	3,414	3,337	4,584	(23)%	(47)%
Operations services	9,900	9,761	10,130	10,033	9,337	1%	6%
Equipment rentals, depreciation, and maintenance	6,159	8,568	7,093	7,983	7,220	(28)%	(15)%
FDIC premium expense	4,921	5,098	4,529	4,952	3,448	(3)%	43%
Advertising and public relations	4,973	5,273	4,832	4,349	4,733	(6)%	5%
Communications and courier	3,750	4,089	4,054	3,801	3,876	(8)%	(3)%
Other insurance and taxes	3,313	2,874	3,283	3,455	3,329	15%	*
Foreclosed real estate	(258)	475	431	1,329	(131)	NM	(97)%
Amortization of intangible assets	1,300	1,359	1,298	1,298	1,298	(4)%	*
Other (a)	19,024	32,339	27,096	17,056	176,666	(41)%	(89)%
Total noninterest expense	226,927	243,740	215,436	218,394	376,221	(7)%	(40)%
Income/(loss) before income taxes	76,452	54,144	72,229	76,547	(94,666)	41%	NM
Provision/(benefit) for income taxes	24,239	2,715	8,897	21,590	(22,261)	NM	NM
Net income/(loss)	52,213	51,429	63,332	54,957	(72,405)	2%	NM
Net income attributable to noncontrolling interest	2,851	2,848	2,977	2,851	2,758	*	3%
Net income/(loss) attributable to controlling interest	49,362	48,581	60,355	52,106	(75,163)	2%	NM
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*
Net income/(loss) available to common shareholders	$47,812	$47,031	$58,805	$50,556	$(76,713)	2%	NM
Common Stock Data
EPS	$0.20	$0.20	$0.25	$0.22	$(0.33)	*	NM
Basic shares (thousands) (c)	234,651	237,983	233,111	232,800	232,816	(1)%	1%
Diluted EPS	$0.20	$0.20	$0.25	$0.22	$(0.33)	*	NM
Diluted shares (thousands) (c)	236,666	240,072	235,058	234,669	232,816	(1)%	2%
Key Ratios & Other
Return on average assets (annualized) (d)	0.79%	0.78%	0.99%	0.87%	(1.15)%
Return on average common equity (annualized) (d)	8.53%	8.23%	10.83%	9.56%	(14.04)%
Return on average tangible common equity (annualized) (d) (e)	9.44%	9.07%	11.77%	10.41%	(15.24)%
Fee income to total revenue (d)	43.55%	43.97%	43.41%	43.88%	45.21%
Efficiency ratio (d)	74.45%	81.94%	74.54%	73.55%	NM
Full time equivalent employees	4,241	4,260	4,202	4,212	4,226
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(b)	3Q15 includes $8.3 million of gains associated with an employee benefit plan amendment.
(c)	1Q16 decrease related to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(d)	See Glossary of Terms for definitions of Key Ratios.
(e)	Refer to the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
6

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						1Q16 Changes vs.
(Thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Other Income
ATM and interchange fees	$2,958	$3,133	$2,998	$3,025	$2,761	(6)%	7%
Electronic banking fees	1,397	1,474	1,479	1,459	1,428	(5)%	(2)%
Letter of credit fees	1,061	988	978	1,532	1,123	7%	(6)%
Mortgage banking	1,273	1,149	761	376	1,584	11%	(20)%
Deferred compensation (a)	329	(58)	(2,309)	(35)	1,033	NM	(68)%
Gain/(loss) on extinguishment of debt (b)	-	(1)	5,794	-	-	NM	NM
Other (c)	3,071	2,725	3,550	6,421	3,125	13%	(2)%
Total	$10,089	$9,410	$13,251	$12,778	$11,054	7%	(9)%

Other Expense
Litigation and regulatory matters (d)	$(475)	$14,185	$10,922	$-	$162,500	NM	NM
Tax credit investments (e)	706	3,199	439	549	395	(78)%	79%
Travel and entertainment	2,062	2,893	2,451	2,632	1,614	(29)%	28%
Employee training and dues	1,390	1,537	1,272	1,449	1,132	(10)%	23%
Customer relations	1,879	1,086	1,477	1,505	1,314	73%	43%
Miscellaneous loan costs	717	835	726	734	361	(14)%	99%
Supplies	1,026	1,046	974	880	927	(2)%	11%
Other (f)	11,719	7,558	8,835	9,307	8,423	55%	39%
Total	$19,024	$32,339	$27,096	$17,056	$176,666	(41)%	(89)%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	3Q15 gain related to the extinguishment of $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(c)	2Q15 includes $2.9 million of pre-tax gains on the sale of properties.
(d)	1Q15 loss accruals relate to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
(e)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method.
(f)	1Q16 includes $3.7 million of impairment related to future branch closures.
7

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						1Q16 Changes vs.
(Thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Assets:
Investment securities	$4,028,731	$3,944,166	$3,677,954	$3,653,166	$3,676,630	2%	10%
Loans held-for-sale	116,270	126,342	124,308	127,196	133,958	(8)%	(13)%
Loans, net of unearned income	17,574,994	17,686,502	16,725,492	16,936,772	16,732,123	(1)%	5%
Federal funds sold	34,061	114,479	64,438	77,039	43,052	(70)%	(21)%
Securities purchased under agreements to resell	767,483	615,773	793,098	816,991	831,541	25%	(8)%
Interest-bearing cash (a)	951,920	602,836	596,689	344,944	438,633	58%	NM
Trading securities	1,226,521	881,450	1,229,180	1,133,490	1,532,463	39%	(20)%
Total earning assets	24,699,980	23,971,548	23,211,159	23,089,598	23,388,400	3%	6%
Cash and due from banks	280,625	300,811	256,342	274,256	282,800	(7)%	(1)%
Fixed income receivables (b)	114,854	63,660	83,547	91,069	190,662	80%	(40)%
Goodwill (c)	191,307	191,307	145,932	145,932	145,932	*	31%
Other intangible assets, net (c)	24,915	26,215	25,624	26,922	28,220	(5)%	(12)%
Premises and equipment, net (d)	274,347	275,619	269,332	269,507	301,069	*	(9)%
Real estate acquired by foreclosure	24,521	33,063	35,332	40,268	39,776	(26)%	(38)%
Allowance for loan losses	(204,034)	(210,242)	(210,814)	(221,351)	(228,328)	(3)%	(11)%
Derivative assets	165,007	104,365	152,548	115,230	148,153	58%	11%
Other assets	1,392,160	1,436,291	1,417,071	1,405,961	1,416,635	(3)%	(2)%
Total assets	$26,963,682	$26,192,637	$25,386,073	$25,237,392	$25,713,319	3%	5%

Liabilities and Equity:
Deposits:
Savings	$7,921,344	$7,811,191	$7,554,338	$7,462,642	$7,428,000	1%	7%
Other interest-bearing deposits	5,371,864	5,388,526	4,885,601	4,675,742	4,939,240	*	9%
Time deposits	763,897	788,487	743,158	769,132	792,914	(3)%	(4)%
Total interest-bearing core deposits	14,057,105	13,988,204	13,183,097	12,907,516	13,160,154	*	7%
Noninterest-bearing deposits	5,717,195	5,535,885	5,391,385	5,366,936	5,060,897	3%	13%
Total core deposits (e)	19,774,300	19,524,089	18,574,482	18,274,452	18,221,051	1%	9%
Certificates of deposit $100,000 and more	553,534	443,389	290,738	400,021	417,503	25%	33%
Total deposits	20,327,834	19,967,478	18,865,220	18,674,473	18,638,554	2%	9%
Federal funds purchased	588,413	464,166	520,992	556,862	703,352	27%	(16)%
Securities sold under agreements to repurchase	425,217	338,133	332,329	311,760	309,297	26%	37%
Trading liabilities	738,653	566,019	788,563	732,564	813,141	30%	(9)%
Other short-term borrowings	96,723	137,861	99,887	150,350	158,745	(30)%	(39)%
Term borrowings (f)	1,323,749	1,312,677	1,339,940	1,555,272	1,570,646	1%	(16)%
Fixed income payables (b)	56,399	23,072	95,346	54,301	91,176	NM	(38)%
Derivative liabilities	146,297	108,339	140,965	109,815	133,273	35%	10%
Other liabilities	617,449	635,306	622,586	574,090	795,878	(3)%	(22)%
Total liabilities	24,320,734	23,553,051	22,805,828	22,719,487	23,214,062	3%	5%
Equity:
Common stock (g)	145,342	149,117	146,398	146,263	145,937	(3)%	*
Capital surplus (g)	1,371,397	1,439,303	1,377,731	1,371,712	1,370,711	(5)%	*
Undivided profits	905,595	874,303	841,737	797,123	760,713	4%	19%
Accumulated other comprehensive loss, net	(170,441)	(214,192)	(176,676)	(188,248)	(169,159)	(20)%	1%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (h)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,642,948	2,639,586	2,580,245	2,517,905	2,499,257	*	6%
Total liabilities and equity	$26,963,682	$26,192,637	$25,386,073	$25,237,392	$25,713,319	3%	5%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a)	Includes excess balances held at Fed.
(b)	Period-end balances fluctuate based on the level of pending unsettled trades.
(c)	4Q15 increase related to TrustAtlantic acquisition.
(d)	2Q15 decrease related to sale of property.
(e)	1Q16 average core deposits were $19.4 billion.
(f)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(g)	1Q16 decrease related to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(h)	Consists of preferred stock of subsidiaries.
8

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						1Q16 Changes vs.
(Thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$9,994,084	$9,720,115	$9,539,650	$9,675,107	$8,965,657	3%	11%
Commercial real estate	1,765,435	1,612,730	1,425,528	1,371,207	1,290,246	9%	37%
Consumer real estate	4,732,968	4,798,067	4,838,984	4,893,285	4,988,532	(1)%	(5)%
Permanent mortgage	447,800	455,299	475,684	500,093	526,616	(2)%	(15)%
Credit card and other	353,661	356,948	353,148	350,247	351,503	(1)%	1%
Total loans, net of unearned income (a)	17,293,948	16,943,159	16,632,994	16,789,939	16,122,554	2%	7%
Loans held-for-sale	122,146	122,046	126,072	129,519	138,373	*	(12)%
Investment securities:
U.S. treasuries	100	100	100	100	100	*	*
U.S. government agencies	3,790,568	3,619,334	3,482,658	3,505,033	3,391,297	5%	12%
States and municipalities	5,823	8,881	13,673	14,074	14,410	(34)%	(60)%
Corporate bonds	10,000	1,522	-	-	-	NM	NM
Other	185,638	188,813	181,817	181,749	181,858	(2)%	2%
Total investment securities	3,992,129	3,818,650	3,678,248	3,700,956	3,587,665	5%	11%
Trading securities	1,142,215	1,307,102	1,137,877	1,363,165	1,371,514	(13)%	(17)%
Other earning assets:
Federal funds sold	25,454	19,832	35,191	31,765	23,710	28%	7%
Securities purchased under agreements to resell	817,963	804,000	762,744	760,338	777,989	2%	5%
Interest-bearing cash (b)	1,009,739	913,432	806,648	465,596	1,451,826	11%	(30)%
Total other earning assets	1,853,156	1,737,264	1,604,583	1,257,699	2,253,525	7%	(18)%
Total earning assets	24,403,594	23,928,221	23,179,774	23,241,278	23,473,631	2%	4%
Allowance for loan losses	(208,884)	(208,804)	(216,833)	(227,765)	(232,655)	*	(10)%
Cash and due from banks	316,467	320,147	308,409	315,730	342,512	(1)%	(8)%
Fixed income receivables	74,495	91,510	59,470	51,913	48,937	(19)%	52%
Premises and equipment, net (c)	275,764	273,365	268,061	292,874	301,989	1%	(9)%
Derivative assets	117,815	131,479	113,927	138,935	139,086	(10)%	(15)%
Other assets	1,639,443	1,639,256	1,600,095	1,598,613	1,568,434	*	5%
Total assets	$26,618,694	$26,175,174	$25,312,903	$25,411,578	$25,641,934	2%	4%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$7,898,580	$7,589,314	$7,578,288	$7,437,016	$7,377,045	4%	7%
Other interest-bearing deposits	5,281,059	4,956,451	4,806,813	4,741,920	4,483,907	7%	18%
Time deposits	774,345	798,661	756,397	780,355	812,749	(3)%	(5)%
Total interest-bearing core deposits	13,953,984	13,344,426	13,141,498	12,959,291	12,673,701	5%	10%
Certificates of deposit $100,000 and more	511,975	389,682	354,376	405,696	423,480	31%	21%
Federal funds purchased	630,143	569,603	529,156	649,464	1,079,531	11%	(42)%
Securities sold under agreements to repurchase	445,964	337,893	330,114	339,874	474,448	32%	(6)%
Trading liabilities	758,739	768,721	722,031	713,133	728,553	(1)%	4%
Other short-term borrowings	112,498	128,740	138,698	227,650	165,408	(13)%	(32)%
Term borrowings (d)	1,310,370	1,583,213	1,459,315	1,568,483	1,619,313	(17)%	(19)%
Total interest-bearing liabilities	17,723,673	17,122,278	16,675,188	16,863,591	17,164,434	4%	3%
Noninterest-bearing deposits	5,470,855	5,627,935	5,392,294	5,189,939	5,098,361	(3)%	7%
Fixed income payables	53,004	52,034	26,220	27,608	34,800	2%	52%
Derivative liabilities	122,378	120,728	105,644	123,397	124,305	1%	(2)%
Other liabilities	604,410	592,624	568,013	695,114	612,513	2%	(1)%
Total liabilities	23,974,320	23,515,599	22,767,359	22,899,649	23,034,413	2%	4%
Equity:
Common stock (e)	147,287	149,401	146,324	146,146	146,225	(1)%	1%
Capital surplus (e)	1,405,996	1,443,988	1,374,195	1,370,653	1,377,178	(3)%	2%
Undivided profits	889,209	860,778	818,909	775,881	868,605	3%	2%
Accumulated other comprehensive loss, net	(189,173)	(185,647)	(184,939)	(171,806)	(175,542)	2%	8%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (f)	295,431	295,431	295,431	295,431	295,431	*	*
Total equity	2,644,374	2,659,575	2,545,544	2,511,929	2,607,521	(1)%	1%
Total liabilities and equity	$26,618,694	$26,175,174	$25,312,903	$25,411,578	$25,641,934	2%	4%
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent.
(a)	Includes loans on nonaccrual status.
(b)	Includes excess balances held at Fed. 1Q15 driven by inflow of customer deposits and proceeds from the issuance of senior notes.
(c)	2Q15 and 3Q15 decreases related to sale of property in second quarter.
(d)	In 3Q15 FHN called $206 million of junior subordinated notes underlying $200 million of trust preferred debt.
(e)	1Q16 and 2Q15 decreases relate to shares repurchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
(f)	Consists of preferred stock of subsidiaries.
9

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						1Q16 Changes vs.
(Thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Interest Income:
Loans, net of unearned income (b)	$160,687	$154,959	$152,795	$155,565	$146,192	4%	10%
Loans held-for-sale	1,261	1,305	1,311	1,350	1,491	(3)%	(15)%
Investment securities:
U.S. government agencies	23,273	22,349	21,366	21,432	20,955	4%	11%
States and municipalities	97	129	97	97	125	(25)%	(22)%
Corporate bonds	131	19	-	-	-	NM	NM
Other	1,201	1,906	1,864	1,853	1,876	(37)%	(36)%
Total investment securities	24,702	24,403	23,327	23,382	22,956	1%	8%
Trading securities	8,185	9,360	8,476	9,289	9,281	(13)%	(12)%
Other earning assets:
Federal funds sold	80	56	88	79	57	43%	40%
Securities purchased under agreements to resell (c)	226	(277)	(112)	(254)	(252)	NM	NM
Interest-bearing cash	1,252	636	490	267	874	97%	43%
Total other earning assets	1,558	415	466	92	679	NM	NM
Interest income	$196,393	$190,442	$186,375	$189,678	$180,599	3%	9%

Interest Expense:
Interest-bearing deposits:
Savings	$4,190	$2,930	$2,785	$2,970	$3,307	43%	27%
Other interest-bearing deposits	2,304	1,312	1,118	1,104	957	76%	NM
Time deposits	1,112	1,200	1,230	1,324	1,432	(7)%	(22)%
Total interest-bearing core deposits	7,606	5,442	5,133	5,398	5,696	40%	34%
Certificates of deposit $100,000 and more	1,211	1,013	756	830	882	20%	37%
Federal funds purchased	797	428	338	408	673	86%	18%
Securities sold under agreements to repurchase	59	46	32	42	95	28%	(38)%
Trading liabilities	4,039	4,034	4,258	3,770	3,914	*	3%
Other short-term borrowings	272	262	294	276	278	4%	(2)%
Term borrowings	7,606	9,743	9,314	9,666	9,664	(22)%	(21)%
Interest expense	21,590	20,968	20,125	20,390	21,202	3%	2%
Net interest income - tax equivalent basis	174,803	169,474	166,250	169,288	159,397	3%	10%
Fully taxable equivalent adjustment	(2,729)	(2,822)	(2,688)	(2,648)	(2,531)	3%	(8)%
Net interest income	$172,074	$166,652	$163,562	$166,640	$156,866	3%	10%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent.
(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
10

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	1Q16	4Q15	3Q15	2Q15	1Q15

Assets:
Earning assets (a):
Loans, net of unearned income (b):
Commercial loans	3.58%	3.46%	3.50%	3.60%	3.50%
Retail loans	4.07	3.98	3.94	3.94	3.96
Total loans, net of unearned income (c)	3.73	3.63	3.65	3.71	3.67
Loans held-for-sale	4.13	4.28	4.16	4.17	4.31
Investment securities:
U.S. government agencies	2.46	2.47	2.45	2.45	2.47
States and municipalities	6.70	5.81	2.84	2.77	3.46
Corporate bonds	5.25	4.98	-	-	-
Other	2.59	4.04	4.10	4.08	4.13
Total investment securities	2.48	2.56	2.54	2.53	2.56
Trading securities	2.87	2.86	2.98	2.73	2.71
Other earning assets:
Federal funds sold	1.26	1.12	1.00	1.00	0.97
Securities purchased under agreements to resell (d)	0.11	(0.14)	(0.06)	(0.13)	(0.13)
Interest-bearing cash	0.50	0.28	0.24	0.23	0.24
Total other earning assets	0.34	0.09	0.12	0.03	0.12
Interest income/total earning assets	3.23%	3.17%	3.20%	3.27%	3.11%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.21%	0.15%	0.15%	0.16%	0.18%
Other interest-bearing deposits	0.18	0.10	0.09	0.09	0.09
Time deposits	0.58	0.60	0.65	0.68	0.71
Total interest-bearing core deposits	0.22	0.16	0.15	0.17	0.18
Certificates of deposit $100,000 and more	0.95	1.03	0.85	0.82	0.84
Federal funds purchased	0.51	0.30	0.25	0.25	0.25
Securities sold under agreements to repurchase	0.05	0.05	0.04	0.05	0.08
Trading liabilities	2.14	2.08	2.34	2.12	2.18
Other short-term borrowings	0.97	0.81	0.84	0.49	0.68
Term borrowings (e)	2.32	2.46	2.55	2.47	2.39
Interest expense/total interest-bearing liabilities	0.49	0.49	0.48	0.48	0.50
Net interest spread	2.74%	2.68%	2.72%	2.79%	2.61%
Effect of interest-free sources used to fund earning assets	0.14	0.14	0.13	0.13	0.13
Net interest margin	2.88%	2.82%	2.85%	2.92%	2.74%

Certain previously reported amounts have been reclassified to agree with current presentation.

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loan fees and cash basis interest income.
(c)	Includes loans on nonaccrual status.
(d)	Amounts in 2015 driven by negative market rates on reverse repurchase agreements.
(e)	Rates are expressed net of unamortized debenture cost for term borrowings.
11

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						1Q16 Changes vs.
(Dollars and shares in thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Common equity tier 1 capital (a) (c)	$2,226,581	$2,278,580	$2,226,189	$2,172,768	$2,133,554	(2)%	4%
Tier 1 capital (a) (b) (c)	$2,492,859	$2,572,141	$2,516,194	$2,500,612	$2,452,297	(3)%	2%
Total capital (a) (d)	$2,743,933	$2,836,715	$2,781,354	$2,922,582	$2,912,671	(3)%	(6)%

Risk-weighted assets (“RWA”) (a) (c)	$21,520,235	$21,812,015	$20,783,031	$20,869,862	$20,707,078	(1)%	4%
Average assets for leverage (a) (c)	$26,519,234	$26,109,449	$25,280,856	$25,347,048	$25,570,905	2%	4%

Common equity tier 1 ratio (a) (c)	10.35%	10.45%	10.71%	10.41%	10.30%
Tier 1 ratio (a) (c)	11.58%	11.79%	12.11%	11.98%	11.84%
Total capital ratio (a)	12.75%	13.01%	13.38%	14.00%	14.07%
Leverage ratio (a) (c)	9.40%	9.85%	9.95%	9.87%	9.59%

Total equity to total assets	9.80%	10.08%	10.16%	9.98%	9.72%
Tangible common equity/tangible assets (“TCE/TA”) (e)	7.61%	7.82%	8.00%	7.80%	7.57%
Period-end shares outstanding (f)	232,547	238,587	234,237	234,021	233,499	(3)%	*
Cash dividends declared per common share	$0.07	$0.06	$0.06	$0.06	$0.06	17%	17%
Book value per common share	$9.68	$9.42	$9.35	$9.09	$9.03
Tangible book value per common share (e)	$8.75	$8.51	$8.61	$8.35	$8.28
Market capitalization (millions)	$3,046.4	$3,464.3	$3,321.5	$3,667.1	$3,336.7

Certain previously reported amounts have been reclassified to agree with current presentation.

* Amount is less than one percent.

(a)	Current quarter is an estimate.
(b)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 and 1Q15 include $50 million of Tier 1 qualifying trust preferred securities.
(c)	See Glossary of Terms for definition.
(d)	FHN’s outstanding trust preferred securities were redeemed in 3Q15. 2Q15 and 1Q15 include $150 million of Tier 2 qualifying trust preferred securities.
(e)	Refer to the Non-GAAP to GAAP reconciliation on page 22 of this financial supplement.
(f)	1Q16 decrease related to shares purchased under share repurchase programs; 4Q15 increase related to shares issued in connection with the TrustAtlantic acquisition, partially offset by shares purchased under share repurchase programs.
12

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						1Q16 Changes vs.
(Thousands)	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Regional Banking
Net interest income	$172,326	$169,599	$165,257	$165,908	$154,412	2%	12%
Noninterest income	59,275	62,639	62,754	65,977	60,180	(5)%	(2)%
Total revenues	231,601	232,238	228,011	231,885	214,592	*	8%
Provision for loan losses	14,767	5,856	6,696	17,078	4,915	NM	NM
Noninterest expense	145,355	147,581	135,626	144,000	135,444	(2)%	7%
Income before income taxes	71,479	78,801	85,689	70,807	74,233	(9)%	(4)%
Provision for income taxes	25,429	28,114	30,859	25,069	26,504	(10)%	(4)%
Net income	$46,050	$50,687	$54,830	$45,738	$47,729	(9)%	(4)%

Fixed Income
Net interest income	$2,664	$3,903	$3,007	$4,295	$4,319	(32)%	(38)%
Noninterest income	67,122	61,991	51,757	56,001	61,564	8%	9%
Total revenues	69,786	65,894	54,764	60,296	65,883	6%	6%
Noninterest expense (a)	58,668	54,608	59,846	51,254	54,741	7%	7%
Income/(loss) before income taxes	11,118	11,286	(5,082)	9,042	11,142	(1)%	*
Provision/(benefit) for income taxes	3,874	3,971	(2,383)	3,155	4,143	(2)%	(6)%
Net income/(loss)	$7,244	$7,315	$(2,699)	$5,887	$6,999	(1)%	4%

Corporate
Net interest income/(expense)	$(14,374)	$(19,226)	$(19,031)	$(17,370)	$(16,080)	25%	11%
Noninterest income	5,723	5,485	8,559	3,901	5,385	4%	6%
Total revenues	(8,651)	(13,741)	(10,472)	(13,469)	(10,695)	37%	19%
Noninterest expense	13,477	17,695	11,764	14,019	14,362	(24)%	(6)%
Loss before income taxes	(22,128)	(31,436)	(22,236)	(27,488)	(25,057)	30%	12%
Benefit for income taxes	(11,257)	(27,622)	(24,932)	(15,976)	(11,714)	59%	4%
Net income/(loss)	$(10,871)	$(3,814)	$2,696	$(11,512)	$(13,343)	NM	19%

Non-Strategic
Net interest income	$11,458	$12,376	$14,329	$13,807	$14,215	(7)%	(19)%
Noninterest income	2,185	2,117	2,033	4,422	2,560	3%	(15)%
Total revenues	13,643	14,493	16,362	18,229	16,775	(6)%	(19)%
Provision/(provision credit) for loan losses	(11,767)	(4,856)	(5,696)	(15,078)	85	NM	NM
Noninterest expense (b)	9,427	23,856	8,200	9,121	171,674	(60)%	(95)%
Income/(loss) before income taxes	15,983	(4,507)	13,858	24,186	(154,984)	NM	NM
Provision/(benefit) for income taxes	6,193	(1,748)	5,353	9,342	(41,194)	NM	NM
Net income/(loss)	$9,790	$(2,759)	$8,505	$14,844	$(113,790)	NM	NM

Total Consolidated
Net interest income	$172,074	$166,652	$163,562	$166,640	$156,866	3%	10%
Noninterest income	134,305	132,232	125,103	130,301	129,689	2%	4%
Total revenues	306,379	298,884	288,665	296,941	286,555	3%	7%
Provision for loan losses	3,000	1,000	1,000	2,000	5,000	NM	(40)%
Noninterest expense	226,927	243,740	215,436	218,394	376,221	(7)%	(40)%
Income/(loss) before income taxes	76,452	54,144	72,229	76,547	(94,666)	41%	NM
Provision/(benefit) for income taxes	24,239	2,715	8,897	21,590	(22,261)	NM	NM
Net income/(loss)	$52,213	$51,429	$63,332	$54,957	$(72,405)	2%	NM

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(b)	4Q15 includes $14.2 million of loss accruals related to legal matters; 1Q15 includes $162.5 million of loss accruals related to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
13

FHN REGIONAL BANKING

Quarterly, Unaudited

						1Q16 Changes vs.
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Income Statement (thousands)
Net interest income	$172,326	$169,599	$165,257	$165,908	$154,412	2%	12%
Provision for loan losses	14,767	5,856	6,696	17,078	4,915	NM	NM
Noninterest income:
NSF / Overdraft fees (a)	9,576	11,630	11,678	10,664	9,144	(18)%	5%
Cash management fees	8,760	8,637	8,482	8,884	8,878	1%	(1)%
Debit card income	3,221	3,302	3,313	3,323	3,060	(2)%	5%
Other	4,288	4,382	4,398	4,538	4,537	(2)%	(5)%
Total deposit transactions and cash management	25,845	27,951	27,871	27,409	25,619	(8)%	1%
Brokerage, management fees and commissions	10,415	11,021	11,620	12,456	11,399	(5)%	(9)%
Trust services and investment management	6,569	6,889	6,605	7,432	6,713	(5)%	(2)%
Bankcard income	5,132	5,423	5,257	5,587	4,977	(5)%	3%
Other service charges	2,318	2,358	2,562	2,637	2,422	(2)%	(4)%
Miscellaneous revenue	8,996	8,997	8,839	10,456	9,050	*	(1)%
Total noninterest income	59,275	62,639	62,754	65,977	60,180	(5)%	(2)%
Noninterest expense:
Employee compensation, incentives, and benefits	52,173	51,554	49,249	49,865	48,282	1%	8%
Other (b)	93,182	96,027	86,377	94,135	87,162	(3)%	7%
Total noninterest expense	145,355	147,581	135,626	144,000	135,444	(2)%	7%
Income before income taxes	$71,479	$78,801	$85,689	$70,807	$74,233	(9)%	(4)%
PPNR (c)	86,246	84,657	92,385	87,885	79,148	2%	9%
Efficiency ratio (d)	62.76%	63.55%	59.48%	62.10%	63.12%

Balance Sheet (millions)
Average loans	$15,224	$14,760	$14,312	$14,326	$13,513	3%	13%
Average other earning assets	47	42	58	55	48	12%	(2)%
Total average earning assets	15,271	14,802	14,370	14,381	13,561	3%	13%
Average core deposits	17,592	17,351	16,976	16,752	16,263	1%	8%
Average other deposits	461	338	354	406	423	36%	9%
Total average deposits	18,053	17,689	17,330	17,158	16,686	2%	8%
Total period-end deposits	18,534	18,077	17,287	17,226	17,240	3%	8%
Total period-end assets	16,280	16,397	15,166	15,266	14,896	(1)%	9%
Net interest margin (e)	4.60%	4.61%	4.63%	4.69%	4.68%
Net interest spread	3.42	3.36	3.33	3.35	3.37
Loan yield	3.57	3.48	3.45	3.48	3.51
Deposit average rate	0.15	0.12	0.12	0.13	0.14

Key Statistics
Financial center locations	174	177	174	175	178	(2)%	(2)%

Certain previously reported amounts have been reclassified to agree with current presentation

NM - Not meaningful

* Amount is less than one percent.

(a)	1Q16 and 1Q15 levels primarily attributable to seasonality in NSF fees.
(b)	3Q15 decrease primarily driven by lower allocated personnel expenses due in large part to gains recognized in third quarter related to an employee benefit plan amendment.
(c)	Pre-provision net revenue is not a GAAP number but is used in regulatory stress test reporting. The presentation of PPNR in this Financial Supplement follows the regulatory definition.
(d)	Noninterest expense divided by total revenue.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
14

FHN FIXED INCOME

Quarterly, Unaudited

						1Q16 Changes vs.
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Income Statement (thousands)
Net interest income	$2,664	$3,903	$3,007	$4,295	$4,319	(32)%	(38)%
Noninterest income:
Fixed income product revenue	57,583	52,713	42,969	46,685	53,510	9%	8%
Other	9,539	9,278	8,788	9,316	8,054	3%	18%
Total noninterest income	67,122	61,991	51,757	56,001	61,564	8%	9%
Noninterest expense (a)	58,668	54,608	59,846	51,254	54,741	7%	7%
Income/(loss) before income taxes	$11,118	$11,286	$(5,082)	$9,042	$11,142	(1)%	*

Efficiency ratio (b)	84.07%	82.87	NM	85.00%	83.09%
Fixed income product average daily revenue	$944	$850	$671	$729	$877	11%	8%

Balance Sheet (millions)
Average trading inventory	$1,138	$1,303	$1,133	$1,358	$1,366	(13)%	(17)%
Average other earning assets	822	805	763	761	781	2%	5%
Total average earning assets	1,960	2,108	1,896	2,119	2,147	(7)%	(9)%
Total period-end assets	2,362	1,779	2,362	2,273	2,809	33%	(16)%
Net interest margin (c)	0.63%	0.82%	0.73%	0.87%	0.83%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q15 includes an $11.6 million charge to litigation and regulatory matters related to the resolution of a legal matter.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						1Q16 Changes vs.
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Income Statement (thousands)
Net interest income/(expense)	$(14,374)	$(19,226)	$(19,031)	$(17,370)	$(16,080)	25%	11%
Noninterest income excluding securities gains/(losses) (a)	4,149	4,046	8,904	3,893	5,109	3%	(19)%
Securities gains/(losses), net	1,574	1,439	(345)	8	276	9%	NM
Noninterest expense (b)	13,477	17,695	11,764	14,019	14,362	(24)%	(6)%
Loss before income taxes	$(22,128)	$(31,436)	$(22,236)	$(27,488)	$(25,057)	30%	12%

Average Balance Sheet (millions)
Average loans	$103	$110	$120	$128	$138	(6)%	(25)%
Total earning assets	$5,093	$4,830	$4,592	$4,282	$5,162	5%	(1)%
Net interest margin (c)	(1.19)%	(1.56)%	(1.63)%	(1.63)%	(1.28)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	3Q15 includes a $5.8 million gain related to the extinguishment of debt.
(b)	4Q15 includes $2.8 million of impairment related to a tax credit investment accounted for under the equity method and $2.7 million of costs related to the TrustAtlantic acquisition.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
15

FHN NON-STRATEGIC

Quarterly, Unaudited

						1Q16 Changes vs.
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15

Income Statement (thousands)
Net interest income	$11,458	$12,376	$14,329	$13,807	$14,215	(7)%	(19)%
Provision/(provision credit) for loan losses	(11,767)	(4,856)	(5,696)	(15,078)	85	NM	NM
Noninterest income (a)	2,185	2,117	2,033	4,422	2,560	3%	(15)%
Noninterest expense (b)	9,427	23,856	8,200	9,121	171,674	(60)%	(95)%
Income/(loss) before income taxes	$15,983	$(4,507)	$13,858	$24,186	$(154,984)	NM	NM

Average Balance Sheet (millions)
Loans	$1,967	$2,073	$2,201	$2,337	$2,472	(5)%	(20)%
Loans held-for-sale	106	109	113	115	120	(3)%	(12)%
Trading securities	4	5	5	5	5	(20)%	(20)%
Allowance for loan losses	(69)	(76)	(87)	(99)	(105)	(9)%	(34)%
Other assets	34	13	16	53	65	NM	(48)%
Total assets	2,042	2,124	2,248	2,411	2,557	(4)%	(20)%
Net interest margin (c)	2.33%	2.25%	2.46%	2.25%	2.19%
Efficiency ratio (d)	69.10%	NM	50.12%	50.04%	NM

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	2Q15 includes a $2.7 million pre-tax gain on sale of property.
(b)	4Q15 includes $14.2 million of loss accruals related to legal matters; 1Q15 includes $162.5 million of loss accruals related to the settlement of potential claims related to FHN’s underwriting and origination of FHA-insured mortgage loans.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(d)	Noninterest expense divided by total revenue excluding securities gains/(losses).
16

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											1Q16 Changes vs.
(Thousands)	1Q16		4Q15		3Q15		2Q15		1Q15		4Q15	1Q15

Allowance for Loan Losses Walk-Forward
Beginning reserve	$210,242		$210,814		$221,351		$228,328		$232,448		*	(10)%
Provision	3,000		1,000		1,000		2,000		5,000		NM	(40)%
Charge-offs	(17,612)		(16,614)		(21,810)		(19,434)		(17,999)		6%	(2)%
Recoveries	8,404		15,042		10,273		10,457		8,879		(44)%	(5)%
Ending balance	$204,034		$210,242		$210,814		$221,351		$228,328		(3)%	(11)%
Reserve for unfunded commitments	5,495		5,926		6,231		5,561		4,135		(7)%	33%
Total allowance for loan losses plus reserve for unfunded commitments	$209,529		$216,168		$217,045		$226,912		$232,463		(3)%	(10)%

Allowance for Loan Losses
Regional Banking	$143,088		$137,586		$128,942		$132,741		$125,982		4%	14%
Non-Strategic	60,946		72,656		81,872		88,610		102,346		(16)%	(40)%
Total allowance for loan losses	$204,034		$210,242		$210,814		$221,351		$228,328		(3)%	(11)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$72,323		$56,475		$50,986		$69,094		$63,620		28%	14%
Foreclosed real estate (a)	11,045		16,298		17,042		19,230		19,704		(32)%	(44)%
Total Regional Banking	$83,368		$72,773		$68,028		$88,324		$83,324		15%	*
Non-Strategic
Nonperforming loans	$120,335		$120,946		$129,951		$130,894		$133,804		(1)%	(10)%
Nonperforming loans held-for-sale after fair value adjustments	7,508		7,846		7,347		6,372		6,888		(4)%	9%
Foreclosed real estate (a)	6,415		8,679		8,830		9,879		9,977		(26)%	(36)%
Total Non-Strategic	$134,258		$137,471		$146,128		$147,145		$150,669		(2)%	(11)%
Corporate
Nonperforming loans	$927		$1,677		$3,043		$3,079		$2,805		(45)%	(67)%
Total nonperforming assets	$218,553		$211,921		$217,199		$238,548		$236,798		3%	(8)%

Net Charge-Offs
Regional Banking	$9,265		$(2,787)		$10,495		$10,318		$5,745		NM	61%
Non-Strategic	(57)		4,359		1,042		(1,341)		3,375		NM	NM
Total net charge-offs	$9,208		$1,572		$11,537		$8,977		$9,120		NM	1%

Consolidated Key Ratios (b)
NPL %	1.10%		1.01%		1.10%		1.20%		1.20%
NPA %	1.20		1.15		1.25		1.37		1.37
Net charge-offs %	0.21		0.04		0.28		0.21		0.23
Allowance / loans %	1.16		1.19		1.26		1.31		1.36
Allowance / NPL	1.05	x	1.17	x	1.15	x	1.09	x	1.14	x
Allowance / NPA	0.97	x	1.03	x	1.00	x	0.95	x	0.99	x
Allowance / net charge-offs	5.51	x	NM		4.61	x	6.15	x	6.17	x

Other
Loans past due 90 days or more (c)	$36,958		$40,591		$38,455		$39,077		$46,889		(9)%	(21)%
Guaranteed portion (c)	16,279		16,631		16,856		16,221		18,552		(2)%	(12)%
Foreclosed real estate from government insured loans	7,061		8,086		9,460		11,159		10,096		(13)%	(30)%
Period-end loans, net of unearned income (millions)	17,575		17,687		16,725		16,937		16,732		(1)%	5%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	Excludes foreclosed real estate from government-insured mortgages.
(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(c)	Includes loans held-for-sale.
17

FHN ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											1Q16 Changes vs.
	1Q16		4Q15		3Q15		2Q15		1Q15		4Q15	1Q15

Key Portfolio Details
C&I
Period-end loans ($ millions)	$10,239		$10,436		$9,610		$9,833		$9,638		(2)%	6%
30+ Delinq. % (a) (b)	0.37%		0.08%		0.09%		0.08%		0.07%
NPL %	0.38		0.25		0.31		0.44		0.35
Charge-offs % (qtr. annualized)	0.23		NM		0.26		0.17		0.07
Allowance / loans %	0.79%		0.71%		0.74%		0.80%		0.70%
Allowance / charge-offs	3.50	x	NM		2.83	x	4.85	x	10.41	x

Commercial Real Estate
Period-end loans ($ millions)	$1,849		$1,675		$1,488		$1,401		$1,321		10%	40%
30+ Delinq. % (a) (c)	0.18%		0.27%		0.43%		0.23%		0.33%
NPL %	0.51		0.52		0.54		0.84		1.01
Charge-offs % (qtr. annualized)	0.10		0.29		NM		0.22		0.03
Allowance / loans %	1.39%		1.50%		1.70%		1.53%		1.34%
Allowance / charge-offs	15.16	x	5.39	x	NM		7.29	x	45.37	x

Consumer Real Estate
Period-end loans ($ millions)	$4,690		$4,767		$4,814		$4,870		$4,923		(2)%	(5)%
30+ Delinq. % (a)	0.82%		1.00%		0.92%		0.94%		0.98%
NPL %	2.43		2.33		2.32		2.35		2.43
Charge-offs % (qtr. annualized)	0.10		0.09		0.18		NM		0.31
Allowance / loans %	1.44%		1.69%		1.71%		1.75%		2.22%
Allowance / charge-offs	14.06	x	NM		9.41	x	NM		7.06	x

Permanent Mortgage
Period-end loans ($ millions)	$443		$454		$464		$488		$512		(2)%	(13)%
30+ Delinq. % (a)	2.50%		2.11%		2.01%		2.26%		2.76%
NPL %	6.83		6.97		7.30		6.66		6.43
Charge-offs % (qtr. annualized)	NM		NM		0.67		0.11		0.44
Allowance / loans %	4.24%		4.17%		4.33%		4.59%		3.94%
Allowance / charge-offs	NM		NM		6.25	x	40.53	x	8.79	x

Credit Card and Other
Period-end loans ($ millions)	$354		$355		$349		$346		$338		*	5%
30+ Delinq. % (a)	1.13%		1.08%		1.19%		1.09%		1.20%
NPL %	0.38		0.38		0.21		0.22		0.22
Charge-offs % (qtr. annualized)	2.86		2.56		2.79		5.73		3.51
Allowance / loans %	3.23%		3.35%		3.28%		3.84%		4.01%
Allowance / charge-offs	1.13	x	1.30	x	1.16	x	0.66	x	1.10	x

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q16 increase was driven by regional bank C&I but over half are expected to be favorably resolved in early second quarter.
(c)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
18

FHN ASSET QUALITY: REGIONAL BANKING
Quarterly, Unaudited

											1Q16 Changes vs.
	1Q16		4Q15		3Q15		2Q15		1Q15		4Q15	1Q15

Total Regional Banking
Period-end loans ($ millions)	$15,570		$15,571		$14,483		$14,556		$14,200		*	10%
30+ Delinq. % (a)	0.39%		0.23%		0.25%		0.21%		0.24%
NPL %	0.46		0.36		0.35		0.47		0.45
Charge-offs % (qtr. annualized)	0.24		NM		0.29		0.29		0.17
Allowance / loans %	0.92%		0.88%		0.89%		0.91%		0.89%
Allowance / charge-offs	3.84	x	NM		3.10	x	3.21	x	5.41	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$9,818		$10,015		$9,178		$9,398		$9,185		(2)%	7%
30+ Delinq. % (a) (b)	0.37%		0.08%		0.10%		0.08%		0.07%
NPL %	0.36		0.23		0.18		0.32		0.24
Charge-offs % (qtr. annualized)	0.24		NM		0.33		0.18		0.08
Allowance / loans %	0.81%		0.72%		0.72%		0.78%		0.68%
Allowance / charge-offs	3.48	x	NM		2.21	x	4.48	x	9.42	x

Commercial Real Estate
Period-end loans ($ millions)	$1,849		$1,675		$1,488		$1,400		$1,320		10%	40%
30+ Delinq. % (a) (c)	0.18%		0.27%		0.43%		0.23%		0.32%
NPL %	0.51		0.52		0.54		0.84		1.00
Charge-offs % (qtr. annualized)	0.10		0.31		NM		0.22		0.03
Allowance / loans %	1.39%		1.50%		1.70%		1.53%		1.33%
Allowance / charge-offs	14.23	x	4.99	x	NM		7.22	x	52.33	x

Consumer Real Estate
Period-end loans ($ millions)	$3,531		$3,515		$3,469		$3,413		$3,358		*	5%
30+ Delinq. % (a)	0.46%		0.52%		0.48%		0.47%		0.55%
NPL %	0.76		0.68		0.75		0.78		0.84
Charge-offs % (qtr. annualized)	0.06		0.11		0.11		0.08		0.15
Allowance / loans %	0.75%		0.83%		0.79%		0.73%		0.97%
Allowance / charge-offs	11.78	x	7.68	x	7.62	x	9.73	x	6.45	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$372		$366		$348		$345		$337		2%	10%
30+ Delinq. % (a)	1.18%		1.13%		1.33%		1.18%		1.29%
NPL %	0.28		0.29		0.14		0.14		0.15
Charge-offs % (qtr. annualized) (d)	2.82		2.40		2.49		5.57		3.22
Allowance / loans %	3.06%		3.04%		3.00%		3.72%		3.88%
Allowance / charge-offs	1.10	x	1.29	x	1.19	x	0.66	x	1.16	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$92		$97		$107		$113		$123		(5)%	(25)%
30+ Delinq. % (a)	3.66%		2.92%		2.95%		2.51%		3.41%
NPL %	1.00		1.72		2.85		2.72		2.29
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM
Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Over half of the loans driving the 1Q16 increase are expected to be favorably resolved in early second quarter.
(c)	3Q15 increase was due to 2 purchased credit impaired loans from the 2013 MNB acquisition.
(d)	2Q15 increase was primarily driven by charge-offs in a sub segment of the credit card portfolio which had previously been reserved for.
19

FHN ASSET QUALITY: NON-STRATEGIC
Quarterly, Unaudited

											1Q16 Changes vs.
	1Q16		4Q15		3Q15		2Q15		1Q15		4Q15	1Q15

Total Non-Strategic
Period-end loans ($ millions)	$1,913		$2,018		$2,135		$2,268		$2,409		(5)%	(21)%
30+ Delinq. % (a)	1.59%		1.77%		1.57%		1.67%		1.67%
NPL %	6.29		5.99		6.08		5.77		5.55
Charge-offs % (qtr. annualized)	NM		0.83		0.19		NM		0.55
Allowance / loans %	3.19%		3.60%		3.83%		3.91%		4.25%
Allowance / charge-offs	NM		4.20	x	19.80	x	NM		7.48	x

Key Portfolio Details
Commercial
Period-end loans ($ millions)	$421		$422		$432		$435		$454		*	(7)%
30+ Delinq. % (a)	0.23%		0.02%		0.02%		0.02%		0.10%
NPL %	0.83		0.83		3.08		3.07		2.70
Charge-offs % (qtr. annualized)	0.03		3.87		NM		NM		NM
Allowance / loans %	0.34%		0.34%		1.35%		1.24%		1.10%
Allowance / charge-offs	10.11	x	0.09	x	NM		NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$1,160		$1,251		$1,345		$1,458		$1,565		(7)%	(26)%
30+ Delinq. % (a)	1.91%		2.34%		2.07%		2.06%		1.92%
NPL %	7.52		6.97		6.36		6.03		5.83
Charge-offs % (qtr. annualized)	0.21		0.04		0.37		NM		0.64
Allowance / loans %	3.51%		4.12%		4.09%		4.14%		4.90%
Allowance / charge-offs	16.09	x	NM		10.67	x	NM		7.36	x

Permanent Mortgage
Period-end loans ($ millions)	$322		$336		$348		$365		$379		(4)%	(15)%
30+ Delinq. % (a)	2.22%		1.88%		1.58%		2.12%		2.50%
NPL %	8.95		8.80		8.71		7.92		7.82
Charge-offs % (qtr. annualized)	NM		NM		0.90		0.14		0.59
Allowance / loans %	5.70%		5.61%		5.75%		6.11%		5.32%
Allowance / charge-offs	NM		NM		6.23	x	44.22	x	8.82	x

Other Consumer
Period-end loans ($ millions)	$10		$9		$10		$10		$11		11%	(9)%
30+ Delinq. % (a)	1.23%		1.47%		1.77%		1.31%		1.40%
NPL %	7.70		7.28		7.09		6.86		6.66
Charge-offs % (qtr. annualized)	NM		5.37		10.22		5.97		9.24
Allowance / loans %	4.63%		9.07%		10.34%		4.95%		4.69%
Allowance / charge-offs	NM		1.67	x	0.98	x	0.81	x	0.49	x

NM - Not meaningful

* Amount is less than one percent.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
20

FHN: PORTFOLIO METRICS
Unaudited

C&I Portfolio: $10.2 Billion (58.3% of Total Loans) as of March 31, 2016
% OS
General Corporate, Commercial, and Business Banking Loans	80%
Loans to Mortgage Companies	15%
Trust Preferred Loans	3%
Bank Holding Company Loans	2%

Consumer Real Estate (primarily Home Equity) Portfolio: $4.7 Billion (26.7% of Total Loans)

Origination LTV and FICO for Portfolio as of March 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	11%
FICO score 720-739	1%	4%	4%	3%
FICO score 700-719	1%	3%	3%	2%
FICO score 660-699	1%	4%	3%	3%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of March 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	12%	24%	18%	13%
FICO score 720-739	1%	3%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	3%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of March 31, 2016	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	8%	20%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	6%	6%	2%
FICO score 660-699	2%	5%	4%	4%
FICO score 620-659	-%	1%	2%	1%
FICO score less than 620	-%	-%	-%	1%

Consumer Real Estate Portfolio Detail:
			Origination Characteristics
	Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
	pre-2003	$-	170	77%	703	40%	29%
	2003	$0.1	153	77%	716	29%	35%
	2004	$0.2	140	80%	718	18%	28%
	2005	$0.4	128	82%	725	15%	16%
	2006	$0.4	117	79%	730	21%	18%
	2007	$0.4	105	81%	737	26%	19%
	2008	$0.2	94	75%	745	73%	51%
	2009	$0.1	82	72%	747	86%	58%
	2010	$0.2	68	79%	751	92%	72%
	2011	$0.3	56	77%	760	88%	86%
	2012	$0.6	45	77%	764	90%	91%
	2013	$0.5	33	78%	755	86%	85%
	2014	$0.5	21	82%	757	86%	89%
	2015	$0.7	9	80%	758	82%	87%
	2016	$0.1	1	79%	763	84%	87%
	Total	$4.7	64	79%	748(a)	65%	64%
(a)	748 average portfolio origination FICO; 744 weighted average portfolio FICO (refreshed).
21

FHN NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	1Q16	4Q15	3Q15	2Q15	1Q15
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,642,948	$2,639,586	$2,580,245	$2,517,905	$2,499,257
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624
(B) Total common equity	$2,251,893	$2,248,531	$2,189,190	$2,126,850	$2,108,202
Less: Intangible assets (GAAP) (b)	216,222	217,522	171,556	172,854	174,152
(C) Tangible common equity (Non-GAAP)	$2,035,671	$2,031,009	$2,017,634	$1,953,996	$1,934,050

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$26,963,682	$26,192,637	$25,386,073	$25,237,392	$25,713,319
Less: Intangible assets (GAAP) (b)	216,222	217,522	171,556	172,854	174,152
(E) Tangible assets (Non-GAAP)	$26,747,460	$25,975,115	$25,214,517	$25,064,538	$25,539,167

Average Tangible Common Equity (Non-GAAP)
(F) Average total equity (GAAP)	$2,644,374	$2,659,575	$2,545,544	$2,511,929	$2,607,521
Less: Average noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Average preferred stock	95,624	95,624	95,624	95,624	95,624
(G) Total average common equity	$2,253,319	$2,268,520	$2,154,489	$2,120,874	$2,216,466
Less: Average intangible assets (GAAP) (b)	216,855	211,757	172,191	173,486	174,787
(H) Average tangible common equity (Non-GAAP)	$2,036,464	$2,056,763	$1,982,298	$1,947,388	$2,041,679

Annualized Net Income/(Loss) Available to Common Shareholders
(I) Net income/(loss) available to common shareholders (annualized)	$192,299	$186,590	$233,302	$202,780	$(311,114)

Period-end Shares Outstanding
(J) Period-end shares outstanding	232,547	238,587	234,237	234,021	233,499

Ratios
(I)/(H) Return on average tangible common equity (“ROTCE”) (Non-GAAP)	9.44%	9.07%	11.77%	10.41%	(15.24)%
(I)/(G) Return on common equity (GAAP)	8.53%	8.23%	10.83%	9.56%	(14.04)%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.61%	7.82%	8.00%	7.80%	7.57%
(A)/(D) Total equity to total assets (GAAP)	9.80%	10.08%	10.16%	9.98%	9.72%
(C)/(J) Tangible book value per common share (Non-GAAP)	$8.75	$8.51	$8.61	$8.35	$8.28
(B)/(J) Book value per common share (GAAP)	$9.68	$9.42	$9.35	$9.09	$9.03
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
22

FHN GLOSSARY OF TERMS

Average Assets for Leverage: The amount of assets a company uses to calculate the leverage ratio, which includes average total assets less disallowed portions of goodwill, other intangibles, and deferred tax assets, as well as certain other regulatory adjustments made to tier 1 capital.

Common Equity Tier 1 Ratio:  Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Core Businesses: Management considers regional banking, fixed income, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Fully Taxable Equivalent (“FTE”):  Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Risk-Weighted Assets:  A regulatory risk-based calculation that takes into account the broad differences in risks among a banking organization’s assets and off-balance sheet financial instruments.

Tier 1 Capital Ratio:  Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets:  Ratio is annualized net income to average total assets.

Return on Average Common Equity:  Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio:  Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans:  Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation First Quarter 2016 Earnings April 15, 2016

2 ▪ Portions of this presentation use non - GAAP financial information. Each of those portions is so noted, and a reconciliation of that non - GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. ▪ This presentation contains forward - looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “ believe”,“expect”,“anticipate”,“intend”,“estimate ”, “ should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward - looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10 - Q and 10 - K. FHN disclaims any obligation to update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements to reflect future events or developments.

First Quarter 2016 Accomplishments

Strength in Core Businesses	Regional Bank: ▪ Pre-Provision Net Revenue up 9% ▪ Average loan growth of 13%, led by increases in specialty lending areas ▪ Average core deposits up 8% Fixed Income: ▪ Average daily revenue at $944k, up 8% ▪ Return on assets at 1.3%[1] ▪ Return on equity at 21%[1]

Focus on Positive Operating Leverage	▪ Consolidated revenues increased 7%, while adjusted expense[2] rose 5%
	  ▪ Higher variable compensation related to an increase in fixed income revenue
	  ▪ Strategic investments in people, technology, and growth markets
	▪ Consolidated net interest income up 10% and net interest margin up 14bps
	▪ Consolidated average loans up 7% and average deposits increased 10%
	▪ Right sizing branch network with 1Q16 impairment of $3.7mm which should reduce run-rate by ~$4-5mm annually
	▪ Revenue per FTE in Regional Bank up 6%

Capital Deployment	▪ Repurchased $75mm or 6mm shares in 1Q16 ▪ 1Q16 VWAP of $12.32[3] ▪ Increased dividend by 17% in 1Q16

FIRST HORIZON NATIONAL CORPORATION

All comparisons are year over year. [1]ROA and ROE are annualized numbers.
[2]Adjusted expense is a Non-GAAP number and excludes ~$163mm in litigation and acquisition expense from the $376mm reported in 1Q15 and ~$4mm in impairment and acquisition expense from the $227mm reported in 1Q16.
[3]Includes $0.02 commission per share. Share repurchase program has $58mm authorization remaining.

3

FINANCIAL RESULTS 4

1Q16 Consolidated Financial Results

$ in millions Financial Results	Actuals			1Q16 vs	
	1Q16	**4Q15**	**1Q15**	**4Q15**	**1Q15**
Net Interest Income	**$172**	$167	$157	+3%	+10%
Fee Income	**$134**	$132	$130	+2%	+4%
Loan Loss Provision	**$3**	$1	$5	NM	-40%
Expense	**$227**	$244	$376	-7%	-40%
Pre-Tax Income	**$76**	$54	$(95)	+41%	NM
Net Income Available to Common Shareholders	**$48**	$47	$(77)	+2%	NM
Adjusted Expense[1]	**$223**	$224	$213	*	+5%
Adjusted Pre-Tax Income[1]	**$80**	$74	$68	+9%	+18%
Adjusted Net Income Available to Common Shareholders[1]	**$51**	$51	$42	*	+21%
Total Average Loans ($B)	**$17.3**	$16.9	$16.1	+2%	+7%
Total Average Core Deposits ($B)	**$19.4**	$19.0	$17.8	+2%	+9%

- Net interest income improvement driven by an increase in Fed Funds rate and higher commercial loan balances
- Fee income up, largely driven by increase in fixed income ADR
- Effective tax rate of 32% in 1Q16 vs 5% in 4Q15
- Total average loans up YOY and LQ due to growth in specialty lending areas
- Average core deposits up YOY from TrustAtlantic acquisition and up LQ due to seasonal inflow of public fund deposits

*Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year. * Amount is less than 1%. NM – Not Meaningful.*
[1]Adjusted Expense, Adjusted Pre-Tax Income, and Adjusted Net Income Available to Common Shareholders are Non-GAAP numbers and are reconciled in the appendix.

FIRST HORIZON NATIONAL CORPORATION
5

1Q16 Segment Highlights

$ in millions, except EPS	Net Income[1] 1Q16	Net Income[1] 4Q15	Net Income[1] 1Q15	1Q16 Per Share Impact[2]	Drivers and Impacts
Regional Banking	$46	$51	$48	$0.19	▪ NII up 12% YOY and 2% LQ ▪ Average loans up 13% YOY and 3% LQ ▪ Expenses down 2% LQ ▪ 1Q16 expense includes $3.7mm branch impairment ▪ Loan loss provision $15mm in 1Q16 vs $6mm in 4Q15
Fixed Income	$7	$7	$7	$0.03	▪ Fixed income product ADR of $944k in 1Q16 vs $850k in 4Q15 ▪ Expenses up from higher variable compensation and seasonal FICA reset
Corporate[1]	$(15)	$(8)	$(18)	$(0.06)	▪ 1Q16 includes $1.7mm gain on sales of securities vs $1.8mm in 4Q15 ▪ 4Q15 includes $2.8mm of impairment related to a tax credit investment and $2.7mm of acquisition costs related to TrustAtlantic
Non-Strategic	$10	$(3)	$(114)	$0.04	▪ Loan loss provision of $(12)mm in 1Q16 vs $(5)mm in 4Q15 ▪ 4Q15 includes litigation expense of $14.2mm vs. $162.5mm in 1Q15 ▪ Non-Strategic average loans declined 5% LQ and 20% YOY to $2.0B
Total[1]	**$48**	**$47**	**$(77)**	**$0.20**	

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year.
[1]Corporate and total show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.
[2]Segment EPS impacts are Non-GAAP numbers and are reconciled in the table. EPS impacts are calculated using the 1Q16 net income column divided by the 237 million diluted shares outstanding.

6

Regional Banking Financial Results

Strong Year over Year Balance Sheet and NII Growth

$ in millions Financial Results	Actuals			1Q16 vs	
	1Q16	4Q15	1Q15	4Q15	1Q15
Net Interest Income	$172	$170	$154	+2%	+12%
Fee Income	$59	$63	$60	-5%	-2%
Expense	$145	$148	$135	-2%	+7%
Pre-Provision Net Revenue	$86	$85	$79	+2%	+9%
Loan Loss Provision	$15	$6	$5	NM	NM
Net Income	$46	$51	$48	-9%	-4%
Total Average Loans ($B)	$15.2	$14.8	$13.5	+3%	+13%
Average Core Deposits ($B)	$17.6	$17.4	$16.3	+1%	+8%

- Revenues up YOY, flat LQ
  - NII up YOY, LQ driven by an increase in Fed Funds rate and higher commercial loan balances
- Fee income LQ decrease primarily driven by seasonally lower deposit fees
- Expenses decreased 2% LQ largely due to lower pension and advertising expenses, somewhat offset by branch impairment expense and FICA reset
- Average loans increased YOY and LQ
  - Continued strong growth in specialty lending areas such as asset-based lending, commercial real estate and loans to mortgage companies
- Average core deposits up YOY from TrustAtlantic acquisition and up LQ due to seasonal inflow of public fund deposits
- Loan loss provision increase driven by moderation of upgrades vs downgrades in commercial loan portfolio

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY – Year over Year. NM – Not Meaningful.

7

$3.38B $3.50B $3.65B $0.76B $0.89B $0.89B $1.88B $2.09B $2.16B $1.24B $1.58B $1.71B $2.11B $2.03B $2.02B $1.44B $1.55B $1.60B $1.44B $1.70B $1.79B $1.04B $1.21B $1.24B 1Q15 4Q15 1Q16 $0 $3 $6 $9 $12 $15 8 Profitable Growth Opportunities: Regional Banking Regional Banking Average Loans by Lending Area ▪ Regional Banking average loan growth of 13% YOY and 3% LQ ▪ Average Commercial loans up 16% YOY and 4% LQ ▪ Continued strong loans in specialty lending areas ▪ CRE up $0.5B YOY and $0.1B LQ, reflects continued funding up of commitments across broad based property types and geographies ▪ CRE YOY growth includes loans from TrustAtlantic acquisition ▪ Energy comprises 1% of commercial portfolio $15B Commercial Business PC/WM CRE Retail ABL Loans to Mtg Cos Other Specialty 1Q16 Average Regional Bank Commercial Loans Corporate 9% ABL 15% CRE 16% Commercial 33% Healthcare 3% Correspondent 3% Energy 1% Specialty Lending Areas Loans to Mortgage Companies 12% +13% LQ – Linked Quarter. YOY - Year over Year.

Fixed Income - FTN Financial Solid Financial Results in Challenging Market Conditions 1Q16 Daily Fixed Income Product Revenue ▪ Fixed income product average daily revenue (ADR) at $944k in 1Q16, up 11% LQ and up 8% YOY ▪ Fixed income ADR increase driven by higher market volatility, decline in rates and strength and expansion of distribution platform ▪ Expenses up from higher variable compensation and seasonal FICA reset ▪ ROA at 1.3% and ROE at 21% in 1Q16 1 ▪ Focused on investing in extensive fixed income distribution platform: ▪ Strategic hires to increase market share ▪ Expansion of municipal products platform ▪ Continued development of public finance capability 5% 25% 31% 26% 13% 0 5 10 15 20 $250 - $500k $500 - $750K $750k - $1mm $1mm - $1.25mm $1.25mm+ Number of Days LQ – Linked Quarter. YOY - Year over Year. NM – Not Meaningful. 1 ROA and ROE are annualized numbers. ~40% of days $1mm+ NII Fee Income $ in millions, except ADR Financial Results 1 Q16 $3 Net Income $67 $7 1 Q16 vs - 38% +9% +4% 4Q15 $4 $62 $7 1 Q15 $4 $62 $7 4Q15 - 32% +8% - 1% 1 Q15 Actuals Expense $59 +7% $55 $55 +7 % ADR $944k $850k $877k +8% +11% Pretax Income $11 NM $11 $11 - 1% 9

10 Net Interest Income Sensitivity Impact 1 Consolidated Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion +1.0% $7mm +2.4% +$17mm 0% 1% 2% 3% 4% 5% +25bps +50bps ▪ NII up $15mm or 10% YOY ▪ NIM at 2.88%, up 6 bps LQ and up 14 bps YOY ▪ Loan growth of 15% from 1Q14 to 1Q16 ▪ Average core deposits up 2% LQ and 9% YOY ▪ Attractive and stable low - cost funding mix in Regional Banking with 59% DDA and interest checking deposits ▪ Regional Banking net interest spread up 6 bps LQ and 5 bps YOY ▪ Floating rate loans comprise 67% of loan portfolio vs fixed rate loans at 33% NIM Stability and Loan Growth Drive NII Increase NII and NIM Linked - Quarter Change Drivers LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding. 1 NII sensitivity analysis uses FHN’s balance sheet as of 1Q16. Bps impact assumes increase in Fed Funds rate. 1Q16 $172.1 2.88% 4Q15 $166.7 2.82% Fed Rate Increase Loan Fees / Cash Basis - $0.7 - 1bp Fed Stock Dividend Decrease Decrease in Long - term Debt +4bp Increase in Securities Portfolio +$0.9 - 1bp Higher Fed Balances - $0.7 +$2.3 +6bp - 1bp - +$3.3 - 1bp NII NIM ($ in millions) $152 $157 $160 $159 $157 $167 $164 $167 $172 2.50% 2.75% 3.00% 3.25% $100 $125 $150 $175 $200 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 NII (left axis) NIM (right axis) $200mm NII +13% Other +$0.2 -

11 Allowance to Loans Ratio by Segment 1.36% 1.31% 1.26% 1.19% 1.16% 0.89% 0.91% 0.89% 0.88% 0.92% 4.25% 3.91% 3.83% 3.60% 3.19% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1Q15 2Q15 3Q15 4Q15 1Q16 Consolidated Regional Banking Non-Strategic Net Charge - Offs Asset Quality Trends 0.00% 0.13% 0.25% 0.38% 0.50% $0 $5 $10 $15 1Q15 2Q15 3Q15 4Q15 1Q16 NCOs $ Provision $ NCO %¹ $15mm ▪ Net charge - offs of $9mm in 1Q16 vs $2mm in 4Q15 ▪ 4Q15 included a single recovery of $6mm in C&I; 1Q16 charge - offs were largely driven by one energy - related credit of $6mm ▪ Non - Performing Assets at $219mm in 1Q16 vs $212mm in 4Q15 ▪ Increase due to an uptick in non - performing loans primarily from a couple of C&I credits, partially offset by declines in foreclosed assets ▪ 30+ delinquencies as a percentage of total loans at 54 bps in 1Q16 vs 42 bps in 4Q15 ▪ Increase largely within Regional Bank C&I portfolio, with half of these expected to be resolved favorably in early 2Q16 Numbers may not add to total due to rounding. LQ – Linked Quarter. YOY - Year over Year. 1 Net charge - off % is annualized. ($ in mm) 1Q15 2Q15 3Q15 4Q15 1Q16 Provision $5 $2 $1 $1 $3 Charge - offs $(18) $(19) $(22) $(17) $(18) Recovery $9 $10 $10 $15 $8 Asset Quality Highlights

12 1Q16 Consolidated Long - Term Targets ROTCE 1 9.4% 15.0%+ ROA 1 0.79% 1.10 – 1.30% CET1 2 10.4% 8.0 – 9.0% NIM 1 2.88% 3.25 – 3.50% NCO / Average Loans 1 0.21% 0.20 - 0.60% Fee Income / Revenue 44% 40 - 50% Efficiency Ratio 74% 60 - 65% 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non - GAAP number and is reconciled in the appendix 2 Current quarter is an estimate. Building Long - Term Earnings Power: Bonefish Targets Focused on Growing Our Company Selectively and Profitably While Positioning Our Balance Sheet for Sustainable, Higher Returns in the Long Term Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 40% - 50% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

Building Blocks Provide Path to Bonefish Targets

Building a Foundation for Long-Term Earnings Power



Current Return/ Earnings Power
Continued Efficiencies
Non-Strategic Wind-Down
Infrastructure Reductions
Growth Opportunities
Specialty Lending
Mid-Atlantic
Middle TN
Houston
Wealth / Investments
Municipals (FTN Financial)
Economic Profit Improvement
Established Market Profitability/ Growth
Product/ Relationship Profitability Improvement
Sales Productivity Improvement
Process Improvements
Branch Network Rationalization
Optimize/ Redeploy Capital
Dividends
Share Buybacks
M&A
Capture Interest Rate Opportunities
Latent Income Embedded in Asset-Sensitive Balance Sheet
Strong Deposit Franchise
Increased Fixed Income Activity
Latent Income Embedded in Fixed Income Platform Capacity
ADR at $1.0-$1.5mm
Target Bonefish Return/ Earnings Power
More Controllable
Less Controllable

FIRST HORIZON NATIONAL CORPORATION

Chart illustrates a quantified path to long-term goals; it contains no forecasts.

13

14 Building a Foundation for Attractive Long - Term Earnings Power ▪ Proven execution capabilities ▪ Unique size, scope, and strengths ▪ Focused on efficiency, productivity, economic profitability, and growth opportunities ▪ Organizational alignment on the path to achieving long - term bonefish profitability ▪ Breadth and depth of talent that will be able to profitably run and grow the company Successfully Executing on Key Priorities FHN is Well Positioned for Attractive Long - Term Earnings Power

APPENDIX 15

Notable Items

	2015 Notable Item	Pre-Tax Amount	2016 Notable Item	Pre-Tax Amount
1Q	Settlement with DOJ/HUD	$(162.5)mm	Branch Impairment	$(3.7)mm
1Q	TrustAtlantic Acquisition Expenses[1]	$(0.6)mm	TrustAtlantic Acquisition Expenses	$(0.3)mm
2Q	TrustAtlantic Acquisition Expenses[1]	$(1.1)mm		
3Q	Retirement of Trust Preferred Debt	$5.8mm		
3Q	Employee Benefit Plan Amendment	$8.3mm		
3Q	Litigation Expense[2]	$(11.6)mm		
3Q	TrustAtlantic Acquisition Expenses[1]	$(0.6)mm		
3Q	Discrete Tax Benefit / Capital Loss Carryover	N/A		
4Q	Litigation Accrual[3]	$(14.2)mm		
4Q	Impairment Related to Tax Credit Investment	$(2.8)mm		
4Q	TrustAtlantic Acquisition Expenses	$(2.7)mm		
4Q	Discrete Tax Benefits	N/A		
	Total Pre-Tax Effect of Notable Items	$(182.0)mm	Total Pre-Tax Effect of Notable Items	$(4.0)mm
	After-Tax Impact of Notable Items[4]	$(111.4)mm	After-Tax Impact of Notable Items[4]	$(2.8)mm
	EPS Impact of Notable Items[5]	$(0.47)	EPS Impact of Notable Items[5]	$(0.01)

FIRST HORIZON NATIONAL CORPORATION

Refer to the financial supplement for further variance trend analysis. [1]TrustAtlantic acquisition expense amounts were not denoted as notable in 1Q15, 2Q15, and 3Q15 earnings presentations. [2]Pre-tax loss associated with resolution of a legal matter in the Fixed Income segment. [3]Pre-tax loss associated with a legal matter in the Non-Strategic segment. [4]After-tax impact assumes an annual tax rate of ~39% in 2015 and ~32% for 1Q16. [5]EPS impact calculated by dividing the after-tax impact by the 236mm diluted shares outstanding in 2015 and 237mm diluted shares outstanding in 1Q16.

16

17 1Q16 Credit Quality Summary by Portfolio Numbers may not add to total due to rounding. Data as of 1Q16. NM - Not meaningful. 1 Credit card, Permanent Mortgage, and Other. 2 Credit card, OTC, and Other Consumer. 3 Net charge - offs are annualized. 4 Exercised clean - up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment. ($ in millions) CRE HE & HELOC Other 1 Total Permanent Mortgage Commercial (C&I & Other) HE & HELOC Permanent Mortgage Other 2 Total Period End Loans $9,818 $1,849 $3,531 $372 $15,570 $92 $421 $1,160 $322 $10 $17,575 30+ Delinquency 0.37% 0.18% 0.46% 1.18% 0.39% 3.66% 0.23% 1.91% 2.22% 1.23% 0.00% Dollars $36 $3 $16 $4 $60 $3 $1 $22 $7 $0 $94 NPL % 0.36% 0.51% 0.76% 0.28% 0.46% 1.00% 0.83% 7.52% 8.95% 7.70% 1.10% Dollars $35 $9 $27 $1 $72 $1 $3 $87 $29 $1 $194 Net Charge-offs 3% 0.24% 0.10% 0.06% 2.82% 0.24% NM 0.03% 0.21% NM NM 0.21% Dollars $6 $0 $1 $3 $9 NM $0 $1 -$1 $0 $9 Allowance $79 $26 $27 $11 $143 NM $1 $41 $18 $0 $204 Allowance / Loans % 0.81% 1.39% 0.75% 3.06% 0.92% NM 0.34% 3.51% 5.70% 4.63% 1.16% Allowance / Charge-offs 3.48x 14.23x 11.78x 1.10x 3.84x NM NM 16.09x NM NM 5.51x Commercial (C&I & Other) FHNC Consol Regional Banking Corporate 4 Non-Strategic

18 Select C&I and CRE Portfolio Metrics Data as of 1Q16. Numbers may not add to total due to rounding. ▪ $10.2B C&I portfolio , diversified by industry ▪ $1.8B CRE portfolio, diversified by geography, comprising 11% of period - end consolidated loans ▪ Commercial (C&I and CRE) net charge - offs were $6.2mm for the quarter ▪ Gross charge - offs were $7.2mm with recoveries of $1.0mm $1.6 $1.8 $1.4 $1.7 $1.5 $1.0 $1.6 $1.4 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 1Q15 2Q15 3Q15 4Q15 1Q16 Period End Average C&I: Loans to Mortgage Companies CRE: Loan Type CRE: Collateral Type CRE: Geographic Distribution Multi - Family 25% Office 14% TN 32% NC 19% GA 13% Other 14% Construction 25% Mini - Perm/ Non - Construction 72% Industrial 14% Hospitality 13% Retail 26% MS 6% SC 7%

19 Core Banking Customers TN 65% CA 7% VA 3% NC 3% GA 3% Other 20% Consumer Portfolio Overview $1.3 $0.7 $0.0 $0.5 $1.0 $1.5 $2.0 In Draw In Repayment HELOC Draw vs Repayment Balances Percent of Home Equity Portfolio: Months Left in Draw Period 16% 20% 10% 6% 6% 42% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0-12 13-24 25-36 37-48 49-60 >60 Home Equity Portfolio Characteristics Home Equity Geographic Distribution 28% 27% 28% 29% 32% 15% 20% 25% 30% 35% $0.0 $0.5 $1.0 $1.5 $2.0 1Q15 2Q15 3Q15 4Q15 1Q16 Period End Balance Constant Pre-Payment Rate (Right Axis) Non - Strategic Consumer Real Estate Run - Off $2.0B $2.0B Data as of 1Q16. Numbers may not add to total due to rounding. First Second Total Balance $3.0B $1.7B $4.7B Original FICO 754 736 748 Refreshed FICO 755 715 744 Original CLTV 78% 81% 79% Full Doc 95% 76% 88% Owner Occupied 95% 94% 95% HELOCs $0.6B $1.4B $2.0B Weighted Average HELOC Utilization 45% 54% 52%

Agency & Non-Agency Update

Repurchase Resolution Agreements with Both GSEs

Mortgage Repurchase Reserve

($ in millions)	1Q15	2Q15	3Q15	4Q15	1Q16
Beginning Balance	$119	$116	$117	$115	$115
Net Realized Losses	$(3)	$0	$(2)	$(0)	$(1)
Provision	$0	$0	$0	$0	$0
Ending Balance	$116	$117	$115	$115	$114

Net realized losses of $0 in 2Q15 due to ~$3mm in mortgage insurance rescission recoveries. Numbers may not add to total due to rounding.

Other Whole Loan Sales and Non-Agency

- Represent 44% of all active repurchase/make whole requests in 1Q16 pipeline
- Some non-Agency FHN loans were bundled with other companies' loans and securitized by the purchasers
  - A trustee for a bundler has commenced a legal action seeking repurchase of FHN loans
  - Certain purchasers have requested indemnity related to FHN loans included in their securitizations

Total Pipeline of Repurchase Requests[1]



$200mm
$100
$0
1Q15
2Q15
3Q15
4Q15
1Q16
GSE New Requests
Other New Requests
Resolved
Pipeline

FIRST HORIZON NATIONAL CORPORATION

Data as of 1Q16. Numbers may not add to total due to rounding. [1]Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management's assessment of the adequacy of repurchase reserves. 1Q15, 2Q15, 3Q15, 4Q15 and 1Q16 pipeline includes $5.0mm, $1.3mm, $12.2mm, $16.1mm and $15.8mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie.

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Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of return on tangible common equity, adjusted expense and adjusted net income available to common. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)

Return on Tangible Common Equity	**1Q16**
Average Total Equity (GAAP)	$2,644
Less: Average Noncontrolling Interest (GAAP)	$295
Less: Preferred Stock (GAAP)	$96
Average Common Equity (GAAP)	$2,253
Less: Average Intangible Assets (GAAP)	$217
Average Tangible Common Equity (Non-GAAP)	$2,036
Net Income Available to Common (GAAP)	$48
Annualized Return on Average Tangible Common Equity (Non-GAAP)	9.4%

Adjusted Net Income Available to Common Shareholders	**1Q16**	**4Q15**	**1Q15**
Consolidated Pre-Tax Income/Loss (GAAP)	$76	$54	-$95
Plus: Notable Items (GAAP)	$4	$20	$163
Adjusted Consolidated Pre-tax Income (Non-GAAP)	$80	$74	$68
Less: Adjusted Tax[1] (Non-GAAP)	$26	$19	$22
Less: Net Income Attributable to Noncontrolling Interest (GAAP)	$3	$3	$3
Less: Preferred Stock Dividends (GAAP)	$2	$2	$2
Adjusted Net Income Available to Common Shareholders (Non-GAAP)	$51	$51	$42

Adjusted Noninterest Expense	**1Q16**	**4Q15**	**1Q15**	**YOY Change**
Total Noninterest Expense (GAAP)	$227	$244	$376	-40%
Less: Notable Items (Non-GAAP)	$4	$20	$163	
Adjusted Noninterest Expense (Non-GAAP)	$223	$224	$213	5%

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.
[1]Notable items have been adjusted using incremental tax rates of 32% in 1Q16 and 1Q15. 4Q15 notable items adjusted at incremental rate of 39%. Adjusted taxes in 4Q15 also include an $8 million effective tax rate differential.

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